UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2021

MINIM, INC.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-37649	04-2621506
(Commission File Number)	(I.R.S. Employer Identification No.)

848 Elm Street, Manchester, NH	03101
(Address of Principal Executive Offices)	(Zip Code)

(833) 966-4646

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	MINM	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement.

On July 28, 2021, Minim, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with B. Riley Securities, Inc., as representative (the “Representative”) of the several underwriters named therein (collectively, the “Underwriters”), pursuant to which the Company agreed to issue and sell an aggregate of 10,000,000 shares (“Firm Shares”) of the Company’s common stock, $0.01 par value per share (the “Common Stock”), to the Underwriters (the “Public Offering”). The shares of Common Stock were sold to the public at an offering price of $2.50 per share and were purchased by the Underwriters from the Company at a price of $2.32715 per share. The Company also granted the Underwriters a 30-day option to purchase up to an additional 1,500,000 shares of Common Stock (the “Option Shares”).

The shares were sold in the Public Offering pursuant to the Company’s registration statement on Form S-1 (File No. 333-257656) which was declared effective on July 28, 2021 (the “Registration Statement”).

Net proceeds from the Public Offering are expected to be approximately $22.7 million (excluding any sale of the Option Shares), after deducting underwriting discounts and commissions and estimated Public Offering expenses payable by the Company. The purchase and sale of the Firm Shares, and the closing of the Public Offering, is scheduled to occur on August 2, 2021, subject to satisfaction of customary closing conditions.

The Underwriting Agreement contains representations, warranties and covenants made by the Company that are customary for transactions of this type. Under the terms of the Underwriting Agreement, the Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended. In addition, pursuant to the terms of the Underwriting Agreement, each of the Company’s executive officers and directors and certain stockholders of the Company have entered into lock-up agreements with the Underwriters pursuant to which each of them has agreed not to, for a period of 90 days in the case of our executive officers, certain of our directors and certain affiliates and 120 days in the case of our Chairman and Director and his affiliated entities after the effective date of the Registration Statement, offer, sell, transfer or otherwise dispose of the Company’s securities without the prior consent of the Representative, subject to limited exceptions.

A copy of the Underwriting Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 7.01	Regulation FD.

On July 29, 2021, the Company issued a press release announcing the pricing of the Public Offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements”, within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to the Company’s plans, expectations, and intentions. Actual results may be materially different from expectations as a result of known and unknown risks, including: risks associated with the Company’s potential inability to realize intended benefits of the merger; the potential increase in tariffs on the company’s imports; potential difficulties and supply interruptions from moving the manufacturing of most of the company’s products to Vietnam; risks relating to global semiconductor shortages; potential changes in NAFTA; the potential need for additional funding which the Company may be unable to obtain; declining demand for certain of the Company’s products; delays, unanticipated costs, interruptions or other uncertainties associated with the Company’s production and shipping; the Company’s reliance on several key outsourcing partners; uncertainty of key customers’ plans and orders; risks relating to product certifications; the Company’s dependence on key employees; uncertainty of new product development, including certification and overall project delays, budget overruns; the risk that newly introduced products may contain undetected errors or defects or otherwise not perform as anticipated; costs and senior management distractions due to patent related matters; risks from a material weakness in our internal control over financial reporting; the impact of the COVID-19 pandemic; and other risks set forth in the Company’s filings with the Securities and Exchange Commission. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in the Company’s expectations or any change in events, conditions or circumstance on which any such statement is based.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title
10.1	Form of Underwriting Agreement (incorporated by to Exhibit 1.1 of Amendment No. 1 to Form S-1 filed by the Company on July 26, 2021).
99.1	Press release of Minim, Inc., dated July 29, 2021, announcing pricing of public offering.
99.2	Opinion of Nixon Peabody LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	July 29, 2021	MINIM, INC.

		By:	/s/ Sean Doherty
		Name:	Sean Doherty
		Title:	Chief Financial Officer